SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
SEGMENT INFORMATION	SEGMENT INFORMATION
Our chief operating decision maker (the ''CODM''), measures performance based on our overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group and we only have one reportable segment.

Our vessels operate worldwide and therefore management does not evaluate performance by geographical region as this information is not meaningful.

For the years ended December 31, 2023 and December 31, 2022, no customer accounted for 10% or more of our consolidated revenues. For the year ended December 31, 2021, one customer accounted for 10% or more of our consolidated revenues in the amount of $117.7 million.